                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement, as amended, of our reports dated March 6, 1995 included in American Health Properties, Inc.'s Form 10-K for the year ended December 31, 1994 and Form 8-K, dated August 14, 1995, and to all references to our Firm included in this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP
                                          ARTHUR ANDERSEN LLP

Denver, Colorado
September 20, 1995